LEASE CONTRACT GOTTEN INTO BY AND BETWEEN, AS THE FIRST PARTY, JOSE ANGEL NUÑEZ COTA, HEREINAFTER REFERRED TO AS "THE OWNER" AND AS THE OTHER PARTY "AMERICAN INTERNATIONAL VENTURES, INC.", HEREINAFTER REFERRED TO AS "THE LEASEHOLDER", BOTH PARTIES WILL BE REFERRED HEREINAFTER INDISTINCTLY AS "THE PARTIES".

STATEMENTS

A). By "THE OWNER"

I. – He is a Mexican national, of legal age, born in El Alamo, Baja California on June 10th, 1965, married, a farmer, able to enjoy and exercise his rights with full legal capacity to enter into and be bound by this agreement.

II. – He is the legal owner of plot number 29 Z-0-P-1 at the Ejido 18 de Marzo in this municipality, of a surface area of 809-36-42.61 hectares, according to property title number 000000223 issued by the National Agricultural Registration Office dated July 18th, 1997.

III. – He is aware the "LEASEHOLDER" is engaged into the mining industry and that for this reason said "LEASEHOLDER" whishes to enter into this lease agreement with an Option to Purchase, with the aim of using the property hereunder for vehicle transit, maneuvering and mining operations.

B). By "THE LEASEHOLDER"

IV. – The "LEASEHOLDER" states it is a legally organized trading company hereby represented by the person having the authority to carry out this legal action.

V.– The "LEASEHOLDER" states that its corporate purpose is the exploration, exploitation, use, benefit, manufacturing, marketing, exporting and generally the execution of all kinds of legal actions relative to mining activities.

VI. – That a section of the plot 29 Z-0-P-1 at the Ejido 18 de Marzo is currently encumbered by different interest holders, but the section of 20-00-00.00 that is the

AIDA TOPETE OCHOA
PERITO TRADUCTOR OFICIAL
Auxiliar de la Administración de Justicia del Estado de Baja California

subject matter of this contract is free from any and all encumbrances and that Owner shall be committed to maintain said legal status to ensure that no one disturbs, or seeks any right or claim over the 20-00-00.00 hectares and/or anyone affecting the operation of the mining business carried out by the "LEASEHOLDER".

VII. – Thus, and for Leaseholder's convenience, Leaseholder will reserve the right to transfer the rights and obligations hereunder to the company or companies that Leaseholder will organize now or in subsequent date for the development of the mining business.

C). – Both "PARTIES" state:

VIII.– "THE PARTIES" state that it is their wish to acknowledge each other's capacities as claimed for this action and their interest in the execution of this legal action.

IX.– That the property leased hereunder is in condition of use and development for the mining business to be carried out by the "LEASEHOLDER".

X.– "THE PARTIES" state that they are aware of the consequences of this lease contract, therefore they agree to be subject to the following:

CLAUSES

FIRST: Subject matter of this Contract. It is a section of land measuring 20-00.00 hectares of plot 29 Z-0 P-1 at the Ejido 18 de Marzo, including all that by right and by fact pertains to said property; said surface area shall be subject to identification and delimitation upon the signing of this contract to the effect that the "LEASEHOLDER" is able to carry out the vehicular transit and moving of equipment, machinery, materials and other goods related to its mining activities; once the property identification and survey has been done, the "PARTIES" shall affix their signatures to said topographic survey, which will be prepared so that such document becomes an integral part of this contract; furthermore "THE OWNER", when necessary, will allow the "LEASEHOLDER" access to the remaining of the property in order to carry out traffic maneuvers and mining operations.

AIDA TOPETE OCHOA
PERITO TRADUCTOR OFICIAL
Auxiliar de la Administración de Justicia del Estado de Baja California

SECOND: Rental Price. The "LEASEHOLDER" shall pay in cash the amount of $300.00 (Three Hundred American Dollars) as the monthly rental price for the 20-00-00.00 hectares leased hereunder.

THIRD: Payment Date. The rental payments shall be made on the fifteenth day of each month.

FOURTH: Payment method. The rental price shall be paid to the "OWNER" or to the person that lawfully represents its interests in cash, check, wire transfer or any other means of payment.

FIFTH: Place of Payment. The monthly rental payments shall be maid at the land section of 20-00-00.00 hectares of the plot 29 Z-0 P-1 leased hereunder and/or at Gardenia Street Number 2170 at the Marquez de Leon District located of this City.

SIXTH: Term. The term of this contract is for three years starting on the date of signing. It is agreed between "THE PARTIES" that this contract may be extended, and for this purpose, it will suffice to provide a written notice to "THE OWNER" with 10 days an advance to the expiration date.

SEVENTH: Maintenance of the Property. "THE LEASEHOLDER" is bound to maintain the material condition in which the property hereunder currently is, thus any improvements made on the property shall be left by "Leaseholder" to the benefit of "THE OWNER". "THE LEASEHOLDER" shall pay for any repairs needed in the event of damages caused to the property.

EIGHT: **Authorization to transfer rights.** The "LEASEHOLDER" may assign the rights and obligations arising out this Contract as a whole or in part, and also to share said rights in partnership with others.

AIDA TOPETE OCHOA
PERITO TRADUCTOR OFICIAL
Auxiliar de la Administración
de Justicia del Estado de
Baja California

NINTH: Purpose of the property leased hereunder. The "LEASEHOLDER" shall use the property hereunder solely for the mining activities.

TENTH: Improvements to the Property. The "LEASEHOLDER" may vary the shape of the leased property and carry out useful, necessary or ornamental improvements as appropriate for the purposes of the Leaseholder's mining business.

ELEVENTH: No Rental Payments withholding. Unless "OWNER" disrupts or prevents the possession of the property hereunder, the rental payments shall not be in any way withheld by "THE LEASEHOLDER".

TWELFTH: Liability of "THE LEASEHOLDER" for damages. "THE LEASEHOLDER" will be responsible for all and any damages caused to the property hereunder; in such case, said damages shall be repaired with the Leaseholder's financial resources.

THIRTEENTH: Obligations of the "THE OWNER". "THE OWNER" is bound to:

1st. Not to obstruct the use of the property hereunder in any way whatsoever

2nd. Secure the peaceful use and enjoyment of the leased property; and

3rd. Be liable for any damages incurred by "THE LEASEHOLDER" for any damages caused to the property hereunder.

FOURTEENTH: LEASEHOLDER'S Obligations. "THE LEASEHOLDER" is bound to:

1st. Pay the rental payments in the form and time agreed.

2nd. Be liable for any damages caused to the 20-00-00.00 hectares land section leased hereunder by Leaseholder's own fault or by his negligence, of his employees and of other third parties; and,

3rd. To use the property leased hereunder solely for the purpose agreed.

AIDA TOPETE OCHOA PERITO TRADUCTOR OFICIAL Auxiliar de la Administración de Justicia del Estado de Baja California

FIFTEENTH: Lease Termination. This contract may be terminated:

1st. – For the completion of the term hereunder with no request for extension of the same

2nd. – By early termination as agreed by "THE PARTIES"

3rd. – By the breach of contract by any of "THE PARTIES"

4th. – For the loss or total destruction of the property hereunder

SIXTEENTH: Purchase option. - "THE PARTIES" are in agreement that during the term of this contract, the "LEASEHOLDER" shall have at all times the first option to purchase the property of 20-00-00.00 hectares hereunder, for which reason Leaseholder will provide a written offer to "THE OWNER" stating the price and payment method for the property, "THE OWNER" agrees to provide an answer in writing to "THE LEASEHOLDER" within the following 15 calendar days of his acceptance or refusal to said offer, in the event no answer is provided, it will be understood that the terms of the offer are accepted, and OWNER will be bound to sign the property transfer deed at the Notary Office of the "LEASEHOLDER" choosing without further notice.

SEVENTEENTH: Jurisdiction. For anything related to the interpretation and enforcement of this contract, "THE PARTIES" agree to subject any dispute for resolution to the civil courts of this city.

SEVENTEENTH: Addresses. For any judicial or extrajudicial notice arising out this contract, "THE PARTIES" set forth their addresses as follows:

"THE OWNER": Gardenias Street Number 2170 of the Marquez de Leon District located in this City.

"THE LEASEHOLDER": Del Rosario Street Number 363 of the Fraccionamiento Costa Azul located in this city.

Once this contract was read and the parties became aware of the contents of each clause, as well as the legal scope of them, they sign it in the City of Ensenada, Baja California in the 23rd (twenty third) day of the month of January of 2013 (two thousand thirteen).

"THE OWNER"

Jose Angel Nuñez C.
JOSE ANGEL NUÑEZ COTA
(Signed)

"THE LEASEHOLDER"

Signed

Eduardo Boullosa Alvarez
"AMERICAN INTERNATIONAL VENTURES, INC"
By its legal representative

AIDA TOPETE OCHOA
PERITO TRADUCTOR OFICIAL
Auxiliar de la Administración de Justicia del Estado de Baja California

Signed **WITNESS** ***Signed*** **WITNESS**

/s/ Jack Wagenti

Approved by: Jack Wagenti- CFO